Form U-2

# Form U-2 Uniform Consent to Service of Process

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned **STEPONE PERSONAL HEALTH, INC.** STOCK CORPORATION organized under the laws of DELAWARE for purposes of complying with the laws of the States indicated hereunder relating to either the registration or sale of securities, hereby irrevocably appoints the officers of the States so designated hereunder and their successors in such offices, its attorney in those States so designated upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of, or in connection with, the sale of securities or out of violation of the aforesaid laws of the States so designated; and the undersigned does hereby consent that any such action or proceeding against it may be commenced in any court of competent jurisdiction and proper venue within the States so designated hereunder by service of process upon the officers so designated with the same effect as if the undersigned was organized or created under the laws of that State and have been served lawfully with process in that State.

It is requested that a copy of any notice, process or pleading served hereunder be mailed to:

CRAIG BEARDMAN
(Name)

836 ANACAPA ST., UNIT 1072, SANTA BARBARA, CA 9302
(Address)

Place an "X" before the names of all the States for which the person executing this Form is appointing the designated Officer of each State as its attorney in that State for receipt of service of process:

| | | | |
|---|---|---|---|
| __AL | Secretary of State | __FL | Dept. of Banking and Finance |
| __AK | Administrator of the Division of Banking and Corporations, Department of Commerce and Economic Development | __GA | Commissioner of Securities |
| __AZ | The Corporation Commission | __GUAM | Administrator, Department of Finance |
| __AR | The Securities Commissioner | __HI | Commissioner of Securities |
| __CA | Commissioner of Corporations | __ID | Director, Department of Finance |
| __CO | Securities Commissioner | __IL | Secretary of State |
| __CT | Banking Commissioner | __IN | Secretary of State |
| __DE | Securities Commissioner | __IA | Commissioner of Insurance |
| __DC | Dept. of Insurance, Securities and Banking | __KS | Secretary of State |
| __KY | Director, Division of Securities | __OH | Secretary of State |
| __LA | Commissioner of Securities | __OR | Director, Department of Insurance and Finance |

| | | | |
|---|---|---|---|
| __ME | Administrator, Securities Division | __OK | Securities Administrator |
| __MD | Commissioner of the Division of Securities | __PA | Pennsylvania does not require filing of a Consent to Service of Process |
| __MA | Secretary of State | __PR | Commissioner of Financial Institutions |
| __MI | Commissioner, Office of Financial and Insurance Services | __RI | Director of Business Regulation |
| __MN | Commissioner of Commerce | __SC | Securities Commissioner |
| __MS | Secretary of State | __SD | Director of the Division of Securities |
| __MO | Securities Commissioner | __TN | Commissioner of Commerce and Insurance |
| __MT | State Auditor and Commissioner of Insurance | __TX | Securities Commissioner |
| __NE | Director of Banking and Finance | __UT | Director, Division of Securities |
| __NV | Secretary of State | __VT | Commissioner of Banking, Insurance, Securities & Health Administration |
| __NH | Secretary of State | __VA | Clerk, State Corporation Commission |
| __NJ | Chief, Securities Bureau | __WA | Director of the Department of Licensing |
| __NM | Director, Securities Division | __WV | Commissioner of Securities |
| _X_NY | Secretary of State | __WI | Department of Financial Institutions, Division of Securities |
| __NC | Secretary of State | __WY | Secretary of State |
| __ND | Securities Commissioner | | |

Dated this ~~[illegible]~~ 26 day of OCTOBER, 20 15
(SEAL)

By: [signature]
CEO, STEPHEN HEATH

## INSTRUCTIONS TO FORM U-2
## UNIFORM CONSENT TO SERVICE OF PROCESS

1. The name of the issuer is to be inserted in the blank space on line 1 Uniform Form U-2 ("Form").

2. The type of person executing the Form is to be described by striking out the inapplicable nomenclature in lines 2-4 and, if appropriate, by inserting a description of the person in the blank space provided on line 2 of the Form.

3. The name of the jurisdiction under which the issuer was formed or is to be formed is to be inserted in the blank spaces on line 3 of the Form.

4. The person to whom a copy of any notice, process of pleading which is served pursuant to the Consent to Service of Process is to be inserted in the appropriate block spaces at the end of page 1 of the Form.

5. An "X" is to be placed in the space before the names of all States which the person executing this Form lawfully is appointing the officer of each State so designed on the Form as its attorney in that State for receipt of service of process.

6. A manually signed Form must be filed with each State requiring a Consent to Service of Process on Form U-2 at the office so designated by the laws or regulations of that State and must be accompanied by the exact filing fee, if any.

7. The Form must be signed by the issuer. If the issuer is a corporation, it should be signed in the name of the corporation by an executive officer duly authorized; if a partnership, it should be signed in the name of the partnership by a general partner; and if an unincorporated association or other organization which is not a partnership, the Form should be signed in the name of such organization by a person responsible for the direction of management of its affairs.

8. If the Form is mailed, it is advisable to send it by registered or certified mail, postage prepared, return receipt requested.

**CORPORATE ACKNOWLEDGMENT**

State or Province of____________)
County of ____________________) ss.

On this _____ day of ___________, 20 ____ before me __________________ the undersigned officer, personally appeared ______________________________ known personally to me to be the _______________ of the above named corporation and
(Title)
acknowledged that he, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as an officer.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

California Notarial Loose Certificate Attached

____________________________
Notary Public/Commissioner of Oath
My Commission Expires______________

(SEAL)

**INDIVIDUAL OR PARTNERSHIP ACKNOWLEDGMENT**

State or Province of __________)
County of __________________] ss.

On this ______ day of ____________, 20_____, before me, _____________, the undersigned officer, personally appeared ______________________ to me personally known and known to me to be the same person(s) whose name(s) is (are) signed to the foregoing instrument, and acknowledged the execution thereof for the uses and purposes therein set forth.

In WITNESS WHEREOF I have hereunto set my hand and official seal.

____________________________
Notary Public/Commissioner of Oaths
My Commission Expires____________

(SEAL)

# ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of SANTA BARBARA )

On OCTOBER 26, 2015 before me, MICHAEL JOHNSON (NOTARY PUBLIC)
(insert name and title of the officer)

personally appeared CRAIG J BRANDMAN------------------------------------------------,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

MICHAEL A. JOHNSON
Commission # 2080538
Notary Public - California
Santa Barbara County
My Comm. Expires Mar 9, 2018

Signature (signature) (Seal)

(4) pages Form U-2 Uniform Consent to Service of Process

(1) Signer Craig Brandman

NEW YORK STATE DEPARTMENT OF LAW
INVESTMENT PROTECTION BUREAU
120 Broadway, 23rd Floor
New York, NY 10271-0332
1-800-771-7755 TDD (for hearing impaired) 1-800-788-9898
www.oag.state.ny.us

**NY FORM M-11**

File Number ____________
(Found on the receipt for original filing)

# ISSUER STATEMENT
(Section 359-e General Business Law)

Issuer Name StepOne Personal Health, Inc.

Principal Office Address 509 South Wall Avenue

| Joplin | Missouri | 64801 |
|---|---|---|
| City | State | Zip Code |

Telephone Number 660-454-0865

Note: This form should not to be used by issuers engaged in any aspect of **real estate or mortgage financing** unless they also obtain a letter upon written application pursuant to General Business Law Section 352-e or 352-g. Theatrical Syndication must comply with Article 23 of the Arts and Cultural Affairs Law. Contact the Real Estate Finance Bureau regarding Intrastate offerings pursuant to § 359-ff.

1. Issuer is ✓ *an existing* or ___ *a proposed* ☒ corporation; ☐ general partnership; ☐ limited partnership; ☐ other (specify) ____________ organized under the laws of Delaware on May 18th, 2010

2. The business of the issuer is (describe briefly): ____________

3. Issuer proposes to offer: ☒ stock; ☐ bonds; ☐ notes; ☐ partnership interests; ☐ other (specify): 9% Convertible Preferred Stock

4. The securities will be sold: ☒ by the partner(s), officer(s), director(s) or principal(s) of the issuer; ☒ by salespeople employed by issuer.
   The securities will be sold on a best efforts basis? ☒ Yes ☐ No. If no, please explain.

5. Total amount of offering $ 10,000,000 ; ☒ offering literature attached; ☐ if not available, attach a letter of explanation.
   Total anticipated offering expenses $ 1,100,000 consisting of: Selling: $ 1,000,000 ;
   Other: $ 100,000 .

6. State use of the net proceeds to be obtained: See Attached Registration Statement / Offering Prospectus

Please indicate where the fee receipt should be sent:
[ ] Attorney [x] Issuer

StepOne Personal Health, Inc.
Attorney or Issuer Name

509 South Wall Avenue
Street Address

| Joplin | Missouri | 64801 |
|---|---|---|
| City | State | Zip |

Filing Fee for Issuer Statement as follows:
If total amount of offering is $500,000 or less....... Fee is $ 300
If total amount of offering is more than $500,000... Fee is $ 1,200

Make check payable to the NYS Department of Law.

Payment by Attorney's check, company check, certified check, bank check or money order. Personal checks not accepted.

Send remittance to: Investment Protection Bureau
NYS Department of Law
120 Broadway, 23rd Floor
New York, New York 10271

IPB M11 (2/09)

7. Any secondary offering of securities by selling holders of the issuer, please check box ☐
Indicate the details of the secondary offering below for each seller.

| Name of Seller | Address | Anticipated Dollar Amount Offered |
|---|---|---|
| | | |

8. Has registrant, any officer, director or principal or partner ever...

A. been suspended or expelled from membership in any securities or commodities exchange, association of securities or commodities dealers or investment advisors? Yes [ ] No [✓]

B. had a license or registration as a dealer, broker, investment adviser or sales person, futures commission merchant, associated person, commodity pool operator, or commodity trading advisor denied, suspended or revoked? ........................ Yes [ ] No [✓]

C. been enjoined or restrained by any court or government agency from:

1. the issuance, sale or offer for sale of securities or commodities?.................. Yes [ ] No [✓]
2. rendering securities or commodities advice?.......................................... Yes [ ] No [✓]
3. handling or managing trading accounts? .............................................. Yes [ ] No [✓]
4. continuing any practices in connection with securities or commodities?........ Yes [ ] No [✓]

D. been convicted of any crime (other than minor traffic)? ................................ Yes [ ] No [✓]

E. used or been known by any other name? ...................................................... Yes [ ] No [✓]

F. been the subject of any professional disciplinary proceeding, hearing, settled complaints or arbitrations in excess of $10,000? ................................................ Yes [ ] No [✓]

G. been adjudged a bankrupt or made a general assignment for the benefit of creditors; or been an officer, director or principal of any entity which was reorganized in bankruptcy, adjudged a bankrupt or made a general assignment for the benefit of creditors? ........ Yes [ ] No [✓]

H. had an offering of securities within the last the three years or been an officer, director, partner of any entity which had an offering of securities within the last three years .................................................................................. Yes [ ] No [✓]

I. **If the answer to any of the above is "YES", attach a statement of full particulars.**

9. Are there any outstanding judgments (not including judgments involving domestic relations) against the issuer or any officer, director, principal or partner thereof?....... Yes [ ] No [✓]
**If yes, attach a statement of full particulars.**

10. List names or CRD Numbers of all employees (excluding officers and directors) of Issuer who are selling in New York State. A Form U4 must be submitted for each salesperson listed.

| Name of Employee | CRD Number |
|---|---|
| TBD | TBD |

11. Limited Partnerships are required to submit a list of all limited partners as soon as the offering is completed. This may be done in letter form.

12. If the Issuer is a limited partnership list all of the general partners.

13. Continued

c. Name: ______________________ Title: ______________________

Address: ______________________

Prior home addresses for the past 5 years: ______________________

Telephone: ______________________ Social Security #: ______________________

Date of Birth: ______________________ Place of Birth: ______________________

List complete employment and business affiliation record for the past five years. (Indicate periods of self-employment and unemployment. Include all corporations or other entities where individual holds or held a substantial equity or controlling interest).

| From Mo./ Yr. | To Mo./ Yr. | Employer or Business Affiliation Name / Address | Position Held and Type of Business |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |

**The use of Power of Attorney is not acceptable.** If all signatures are not available at time of filing, you must submit the proper total fee and all information required by item 13. One original signature is required at the time of filing. Note in your letter that counterpart forms with missing signatures will be submitted within 30 days of filing.

Limited Partnerships, Limited Liability Corporations and Limited Liability Partnerships must supply one signature for each general partner or managing member. One signature by an officer of a corporate general partner or managing member is sufficient, however, all acting officers must sign.

All officers, directors, partners, controlling principals, or managing members of the registrant listed in Item 13, provide an original signature below. All statements contained herein are true and correct and each individual understands that any false statement shall constitute a violation of Art. 23-A of the General Business Law.

| Name and Title (please type or print) | Signature | Date |
|---|---|---|
| Mr. Craig Brandman | [signature] | 10/27/2015 |
| Mr. David Clymer | [signature] | 10/27/2015 |
| | | |
| | | |
| | | |
| | | |
| | | |

**To complete this filing a State Notice and Further State Notice must be filed with the Department of State in Albany. In the case of a non-resident issuer a Consent to Service of Process or U2 must be filed with the Department of State (www.dos.state.ny.us). All changes or amendments to this form must be submitted within 30 days on NY Form 31-3 with a $30 fee.**